                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2007

                               BV FINANCIAL, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

       United States                      0-51014             14-1920944
       -------------                      -------             ----------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)        Identification No.)

                7114 North Point Road, Baltimore, Maryland 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On August 24, 2007, Bay-Vanguard Federal Savings Bank, a wholly-owned subsidiary of BV Financial, Inc., completed its acquisition of a branch office of Greater Atlantic Bank located at 8070 Ritchie Highway, Pasadena, Maryland. Greater Atlantic Bank is a wholly-owned subsidiary of Greater Atlantic Financial Corp., Reston, Virginia.

         A copy of the press release announcing the consummation of the acquisition of the Pasadena branch office from Greater Atlantic Bank is attached as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)   Financial Statements of Businesses Acquired: Not applicable

         (b)   Pro Forma Financial Information: Not applicable

         (c)   Shell Company Transactions: Not Applicable

         (d)   Exhibits

               Number                    Description
               ------                    -----------

               99.1                      Press Release Dated August 24, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BV FINANCIAL, INC.




Date: August 28, 2007                   By: /s/ Edmund T. Leonard
                                            ------------------------------------
                                            Edmund T. Leonard
                                            Chairman of the Board and Chief
                                                  Financial Officer